EXHIBIT 99.1

j2 GLOBAL, INC.

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

UP TO $250,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 8.000% SENIOR NOTES DUE 2020, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR AN EQUAL PRINCIPAL AMOUNT OF ITS OUTSTANDING 8.000% SENIOR NOTES DUE 2020

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON, 2012, UNLESS THE COMPANY EXTENDS THE EXCHANGE OFFER (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”).  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON , 2012.

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

By Registered or Certified Mail: U.S. Bank National Association West Side Flats Operations Center 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance	By Facsimile Transmission (Eligible Institution Only): (651)466-7372 Confirm by Telephone: (651)466-6782	By Overnight Delivery: U.S. Bank National Association West Side Flats Operations Center 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Holders of unregistered notes (as defined below) should complete this Letter of Transmittal either if unregistered notes are to be forwarded herewith or pursuant to a Notice of Guaranteed Delivery pursuant to the procedures set forth in “The Exchange Offer–Procedures for Tendering” and “The Exchange Offer–Guaranteed Delivery Procedures” in the Prospectus (as defined below).  If tender is being made by book-entry transfer, the holder must have an Agent’s Message (as defined below) delivered in lieu of this Letter of Transmittal pursuant to the procedures set forth in “The Exchange Offer–Book-Entry Transfer” in the Prospectus.

Holders of unregistered notes whose certificates for such unregistered notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their unregistered notes according to the guaranteed delivery procedures set forth in “The Exchange Offer–Guaranteed Delivery Procedures” in the Prospectus.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name unregistered notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose unregistered notes are held of record by The Depository Trust Company (“DTC”).

The undersigned acknowledges receipt of the Prospectus dated                   , 2012 (as it may be amended or supplemented from time to time, the “Prospectus”) of j2 Global, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange up to $250,000,000 aggregate principal amount of its 8.000% Senior Notes due 2020 (the “exchange notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal principal amount of its outstanding 8.000% Senior Notes due 2020 (the “unregistered notes”).

For each unregistered note accepted for exchange, the holder of such unregistered note will receive an exchange note having a principal amount equal to that of the surrendered unregistered note.  The exchange notes will accrue interest at a rate of 8.000% per annum from and including the most recent date on which interest was paid on account of the unregistered notes or, if no interest has been so paid, from and including July 26, 2012.  Interest will be paid on the exchange notes semiannually in arrears on February 1 and August 1 of each year, beginning on February 1, 2013.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM.  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED.  QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the unregistered notes to which this Letter of Transmittal relates.  If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of unregistered notes should be listed on a separate signed schedule affixed hereto.

All Tendering Holders Complete Box 1:

Box 1* Description of Unregistered Notes Tendered Herewith
Name(s) and Address(es) of Registered Holder(s)	Certificate or Registration Number(s) of Unregistered Notes**	Aggregate Principal Amount Represented by Unregistered Notes	Aggregate Principal Amount of Unregistered Notes Being Tendered***
(Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))
Total:

*	If the space provided is inadequate, list the certificate numbers and principal amount of unregistered notes on a separate signed schedule and attach the list to this Letter of Transmittal.
**	Need not be completed by book-entry holders.
***
The minimum permitted tender is $2,000 in principal amount.  All tenders must be in the amount of $2,000 or in integral multiples of $1,000 in excess thereof.  Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such unregistered notes.  See instruction 2.

Box 2 Book-Entry Transfer
□ CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:  ___________________________________________________
Account Number:   ____________________________________________________________
Transaction Code Number: ______________________________________________________

Holders of unregistered notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible.  DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC.  DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the unregistered notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such unregistered notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.  Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal.  Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.  DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

Box 3 Notice of Guaranteed Delivery (See Instruction 1 below)
□ CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s):  __________________________________________________________
Window Ticket Number (if any):  ___________________________________________________________
Name of Eligible Guarantor Institution that Guaranteed Delivery: ___________________________________
Date of Execution of Notice of Guaranteed Delivery:  ____________________________________________
IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:
Name of Tendering Institution:  ____________________________________________________________
Account Number:  ______________________________________________________________________
Transaction Code Number: _______________________________________________________________

Box 4 Return of Non-Exchanged Unregistered Notes Tendered by Book-Entry Transfer
□ CHECK HERE IF UNREGISTERED NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED UNREGISTERED NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

Box 5 Participating Broker-Dealer
□     CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE UNREGISTERED NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: ______________________________________________________________________________ Address: ____________________________________________________________________________

If the undersigned is not a broker-dealer, the undersigned represents that: it is acquiring the exchange notes in the ordinary course of its business; has no arrangements or understandings with any person to participate in a distribution (within the meaning of the Securities Act) of the unregistered notes or the exchange notes; is not an “affiliate”, as defined in Rule 405 under the Securities Act, of the Company; is not engaged in, and does not intend to engage in, the distribution of exchange notes; and is not acting on behalf of any person or entity that, to the undersigned’s knowledge, could not truthfully make these representations.  If the undersigned is an affiliate of the Company, the undersigned acknowledges that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.  If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for unregistered notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.  A broker-dealer may not participate in the Exchange Offer with respect to unregistered notes acquired other than as a result of market-making activities or other trading activities.  Any broker-dealer who purchased unregistered notes from the Company with the intention to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the unregistered notes indicated above.  Subject to, and effective upon, the acceptance for exchange of all or any portion of the unregistered notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such unregistered notes as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) with respect to the tendered unregistered notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such unregistered notes, or transfer ownership of such unregistered notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the unregistered notes, together, in each such case, with all accompanying evidence of transfer and authenticity to, or upon the order of, the Company, (2) present and deliver such unregistered notes for transfer on the books of the Company and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such unregistered notes, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the unregistered notes tendered hereby, (b) when such tendered unregistered notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, (c) the unregistered notes tendered for exchange are not subject to any adverse claims or proxies when accepted by the Company and (d) the undersigned will cooperate with the Company’s preparations for the Exchange Offer.  The undersigned hereby further represents that the undersigned (i) is acquiring the exchange notes in the ordinary course of its business, (ii) has no arrangements or understandings with any person to participate in the distribution (within the meaning of the Securities Act) of the unregistered notes or exchange notes, (iii) is not an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or, if the undersigned is an affiliate of the Company, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if the undersigned is not a broker-dealer, is not engaged in, and does not intend to engage in, the distribution of exchange notes and (v) is not acting on behalf of any person or entity that, to the undersigned’s knowledge, could not truthfully make these representations.

The undersigned also acknowledges that the Exchange Offer is being made based on the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991) Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling, dated July 2, 1993, or similar no-action letters, that the exchange notes issued in exchange for the unregistered notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such exchange notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such exchange notes and has no arrangement or understanding with any person to participate in the distribution of such exchange notes.  If a holder of the unregistered notes is an affiliate of the Company, is not acquiring the exchange notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the exchange notes or has any arrangement or understanding with respect to the distribution of the exchange notes to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.  If the undersigned is a broker-dealer that will receive the exchange notes for its own account in exchange for the unregistered notes, it represents that the unregistered notes to be exchanged for the exchange notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus and otherwise comply with the registration requirements of the Securities Act in connection with any resale or transfer of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered unregistered notes or transfer ownership of such unregistered notes on the account books maintained by the book-entry transfer facility.  The undersigned further agrees that acceptance of any and all validly tendered unregistered notes by the Company and the issuance of exchange notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, dated as of July 26, 2012 between the Company and Merrill Lynch, Pierce Fenner & Smith Incorporated, as initial purchaser (the “Registration Rights Agreement”), and that the Company shall have no further obligations or liabilities thereunder except as provided in Section 8 (Indemnification) and Section 4 (Shelf Registration) of such agreement.  The undersigned will comply with its obligations under the Registration Rights Agreement.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer–Conditions of the Exchange Offer.”  The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the unregistered notes tendered hereby and, in such event, the unregistered notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer.  In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offer–Conditions of the Exchange Offer” occur.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned.  Tendered unregistered notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

Unless otherwise indicated herein in the box entitled “Special Registration Instructions” below, please deliver the exchange notes (and, if applicable, substitute certificates representing the unregistered notes for any unregistered notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the unregistered notes, please credit the account indicated above. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the exchange notes (and, if applicable, substitute certificates representing the unregistered notes for any unregistered notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Unregistered Notes Tendered Herewith.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF UNREGISTERED NOTES TENDERED HEREWITH” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE UNREGISTERED NOTES AS SET FORTH IN SUCH BOX.

Box 6 SPECIAL REGISTRATION INSTRUCTIONS (See Instructions 4 and 5)
To be completed ONLY if certificates for the unregistered notes not tendered and/or certificates for the exchange notes are to be issued in the name of someone other than the registered holder(s) of the unregistered notes whose name(s) appear(s) above.

Issue:     □           Unregistered notes not tendered to:
□           Exchange notes to:
Name(s): _________________________________
(Please Print or Type)
Address: _________________________________
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 7 SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4 and 5)
To be completed ONLY if certificates for the unregistered notes not tendered and/or certificates for the exchange notes are to be sent in the name of someone other than the registered holder(s) of the unregistered notes whose name(s) appear(s) above.

Send:      □           Unregistered notes not tendered to:
□           Exchange notes to:
Name(s): _________________________________
(Please Print or Type)
Address: _________________________________
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 8 TENDERING HOLDER(S) SIGN HERE
Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the unregistered notes) of the unregistered notes exactly as their name(s) appear(s) on the unregistered notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.  See Instruction 4.

(Signature(s) of Holder(s))
Date:
   Name(s):
(Please Type or Print)
Capacity (Full Title):
Address:
(Including Zip Code)
Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S) (If Required – See Instruction 4)
Authorized Signature(s): Date: Name: Title: Name of Firm: Address of Firm: (Include Zip Code) Area Code and Telephone Number: Taxpayer Identification or Social Security Number:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

General

Please do not send certificates for unregistered notes directly to the Company.  Your certificates for unregistered notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof.  Delivery of documents to DTC in accordance with its procedures will not constitute delivery to the Exchange Agent.  The method of delivery of unregistered notes, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent.  Instead of delivery by mail, the Company recommends that holders use an overnight or hand delivery service.  In all cases, sufficient time should be allowed to assure timely delivery prior to the expiration of the Exchange Offer.

1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A holder of unregistered notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the unregistered notes) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the unregistered notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below or (iii) complying with the guaranteed delivery procedures described below.

Holders who wish to tender their unregistered notes and (i) whose unregistered notes are not immediately available or (ii) who cannot deliver their unregistered notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their unregistered notes pursuant to the guaranteed delivery procedure set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus and by completing Box 3.  Holders may tender their unregistered notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives (by facsimile transmission, mail or hand delivery), on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal that (a) sets forth the name and address of the holder of unregistered notes, if applicable, the certificate number(s) of the unregistered notes to be tendered and the principal amount of unregistered notes tendered; (b) states that the tender is being made thereby; and (c) guarantees that, within three business days after the Expiration Date, the Letter of Transmittal, or a facsimile thereof, together with the unregistered notes or a book-entry confirmation, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; or (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificate(s) representing all tendered unregistered notes in proper form or a confirmation of book-entry transfer of the unregistered notes into the Exchange Agent’s account at the appropriate book-entry transfer facility and all other documents required by this Letter of Transmittal within three business days after the Expiration Date.

Any Holder who wishes to tender unregistered notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such unregistered notes prior to the Expiration Date.  Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

No alternative, conditional, irregular or contingent tenders will be accepted.  Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the unregistered notes for exchange.

2. Partial Tenders; Withdrawals.

Tenders of unregistered notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof.  If less than the entire principal amount of unregistered notes evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of unregistered notes tendered in the column entitled “Description of Unregistered Notes Tendered Herewith” in Box 1 above.  A newly issued certificate for the unregistered notes submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal.  All unregistered notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated.  Unregistered notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of unregistered notes are irrevocable.

To be effective with respect to the tender of unregistered notes, a written notice of withdrawal (which may be by telegram, telex, facsimile transmission or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of unregistered notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the unregistered notes to be withdrawn; (iii) identify the unregistered notes to be withdrawn, including the certificate number or numbers, if any, and principal amount of the unregistered notes to be withdrawn ; (iv) be signed by the person who tendered the unregistered notes in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantees; and (v) specify the name in which the unregistered notes are to be re-registered, if different from that of the withdrawing holder.  Any unregistered notes which have been tendered but then withdrawn will be returned to the holder without cost to such holder promptly after the expiration of the Exchange Offer.  If unregistered notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn unregistered notes and otherwise comply with the book-entry transfer facility’s procedures.  All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

Any unregistered notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any unregistered notes which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of unregistered notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such unregistered notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after the expiration of the Exchange Offer, rejection of tender or termination of the Exchange Offer.  Properly withdrawn unregistered notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

None of the Company, any affiliate or assigns of the Company, the Exchange Agent or any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

3. Beneficial Owner Instructions.

Only a holder of unregistered notes (i.e., a person in whose name unregistered notes are registered on the books of the registrar or, in the case of unregistered notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal.  Any beneficial owner of unregistered notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Instructions to Registered Holder from Beneficial Owner” form accompanying this Letter of Transmittal.

4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the unregistered notes) of the unregistered notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

If any of the unregistered notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of unregistered notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of unregistered notes.

When this Letter of Transmittal is signed by the registered holder(s) of unregistered notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the unregistered notes) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the unregistered notes or the exchange notes are to be issued, or any untendered unregistered notes are to be reissued, to a person other than the registered holder(s) of the unregistered notes, such unregistered notes must be endorsed or accompanied by appropriate bond powers which authorize the person to tender the unregistered notes on behalf of the registered holder, in either case signed as the name of the registered holder or holders appears on the unregistered notes.  If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, submit proper evidence satisfactory to the Company, in its sole discretion, of such persons’ authority to so act.

Endorsements on certificates for the unregistered notes or signatures on bond powers required by this Instruction 4 must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”). Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless unregistered notes are tendered: (i) by a registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Unregistered Notes) who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

5. Special Registration and Delivery Instructions.

Tendering holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the exchange notes and/or certificates for unregistered notes not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated.  A holder tendering the unregistered notes by book-entry transfer may request that the unregistered notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 4.

If no such instructions are given, the exchange notes (and any unregistered notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at the applicable book-entry transfer facility.

6. Transfer Taxes.

The Company shall pay all transfer taxes, if any, applicable to the exchange of the unregistered notes pursuant to the Exchange Offer.  If, however, certificates representing unregistered notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of unregistered notes tendered, or the exchange notes are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than the exchange of unregistered notes to the Company pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder.  If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the unregistered notes listed in this Letter of Transmittal.

7. Waiver of Conditions.

The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose unregistered notes have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions.  The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s).  This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

9. No Conditional Tenders; No Notice of Irregularities.

No alternative, conditional, irregular or contingent tenders will be accepted.  All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their unregistered notes for exchange.  The Company reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular unregistered notes.  The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties.  Unless waived, any defects or irregularities in connection with tenders of unregistered notes must be cured within such time as the Company shall determine.  Neither the Company, the Exchange Agent nor any other person is under any obligation to give such notice nor shall any of them incur any liability for failure to give such notification.  Tenders of unregistered notes will not be deemed to have been made until such defects or irregularities have been cured or waived.  Unless otherwise provided for in this Letter of Transmittal, any unregistered notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

10. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF UNREGISTERED NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.